August 16, 1996


Mr. Al Liberman
The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road, Suite A200
Bannockburn, IL 60015

     Re:  Forest Wood Apartments
          Sherwood Apartments
          Summit Ridge Apartments
          Walnut Ridge Apartments
          Willow Bend Lake Apartments
          Wood Bridge Apartments

Dear Al:

This letter is confirm that the contracts for the above properties are terminated and will not be reinstated until which time the non-refundable earnest money can be wired and we are otherwise in agreement on all terms.

Very truly yours,

/s/ Harry Bookey

Harry Bookey


By:
     --------------------------------
          For Sellers
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